SUPPLEMENT DATED MAY 1, 2016
TO PROSPECTUSES DATED MAY 1, 2001- Investor Life and Investor Life Plus;
Estate Investors I & II
Issued through
Merrill Lynch Variable Life Separate Account
By
Transamerica Advisors Life Insurance Company

The following information hereby supplements or amends, and to the extent is inconsistent replaces, certain information contained in your prospectus.

The following is added to your prospectus:
 SAME SEX RELATIONSHIPS
Same sex couples have the right to marry in all states.  The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this Policy or any Rider.  Individuals in other arrangements, such as, civil unions, registered domestic partnerships, or other similar arrangements, that are not recognized under the relevant state law will not be treated as married or as spouses as defined in the Policy.  Therefore, tax treatment of individuals who do not meet the definition of "spouse" have adverse tax consequences and/or may not be permissible.  Please consult a tax advisor for more information on this subject.

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CYBER SECURITY

Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners. Consequently, our business is potentially susceptible to operational and information security risks resulting from a cyber‑attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, [any third party administrator], the Funds, intermediaries and other affiliated or third-party service provides may adversely affect us and your Policy Value. For instance, cyber-attacks may:  interfere with our processing of Policy transactions, including the processing of orders from our website or with the Funds; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the Funds invest, which may cause the Funds to lose value. There can be no assurance that we, the Funds or our service providers will avoid losses affecting your Policy that result from cyber‑attacks or information security breaches.
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INVESTMENT OPTIONS
Please note the following change to your investment options:
BlackRock Money Market Portfolio was renamed BlackRock Government Money Market Portfolio,
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For additional information, you may contact us at the Service Center at (800) 354-5333 or write to:  Transamerica - Service Center at P.O. Box 19100, Greenville, SC 29602-9100.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PRODUCT PROSPECTUS